As filed with the Securities and Exchange              Registration No. 333-
Commission on June 20, 2005
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                              --------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                           NEVADA GOLD & CASINOS, INC.
             (Exact name of registrant as specified in its charter)


                NEVADA                                 88-0142032
   (State or other jurisdiction           (I.R.S. Employer Identification No.)
   of incorporation or organization)


    3040 POST OAK BLVD., SUITE 675
            HOUSTON, TEXAS                               77056
(Address of Principal Executive Offices)               (Zip Code)


                              --------------------

                  NEVADA GOLD & CASINOS, 1999 STOCK OPTION PLAN
                            (Full title of the plan)

                              --------------------

             H. THOMAS WINN                               Copy to:
         Chief Executive Officer
        Nevada Gold & Casinos, Inc.                 WILLIAM T. HELLER IV
      3040 Post Oak Blvd., Suite 675               Thompson & Knight LLP
          Houston, Texas 77056                      333 Clay, Suite 3300
(Name and address of agent for service)             Houston, Texas  77002
                                                        (713) 654-8111

            (713) 621-2245
     (Telephone number, including
    area code, of agent for service)

                            CALCULATION OF REGISTRATION FEE

===========================================================================================
   TITLE OF        AMOUNT        PROPOSED MAXIMUM        PROPOSED            AMOUNT OF
SECURITIES TO       TO BE         OFFERING PRICE     MAXIMUM AGGREGATE    REGISTRATION FEE
BE REGISTERED    REGISTERED (1)    PER SHARE (2)     OFFERING PRICE (2)
---------------  --------------  ------------------  -------------------  -----------------
Common Stock,     750,000        $    10.15          $   7,612,500.00     $    896.00
0.12 par value   shares (2)
per share
===========================================================================================

(1)  Pursuant  to  Rule  416  under the Securities Act of 1933, as amended (the "Securities
Act"),  shares  issuable  upon  any  stock split,  stock  dividend  or similar transaction with respect to these shares are also being registered  hereunder.

(2)  Estimated solely for the purpose of determining the registration fee pursuant to Rules
457(c)  and  457(h)  under  the  Securities Act,  on  the  basis  of  the  average of the high and low sales prices of the Common Stock reported  on  the  American  Stock  Exchange on  June 15, 2005.
===========================================================================================

                                     PART I

                       INCORPORATION OF CONTENTS OF PRIOR
                             REGISTRATION STATEMENTS

     The contents of Registration Statement No. 333-79867 relating to the Nevada Gold & Casinos, Inc. 1999 Stock Option (the "Plan") filed by the Registrant with the Securities and Exchange Commission (the "Commission") on June 3, 1999 and amended on June 4, 1999 and Registration Statement No. 333-100517 filed by the Registrant on October 11, 2002 (collectively, the "Prior Registration Statements"), including all exhibits thereto, are incorporated herein by reference pursuant to General Instruction E to Form S-8. The purpose of this Registration Statement is to register 750,000 additional shares of Common Stock of the Registrant for offer and sale pursuant to the Plan, which increases the number of shares authorized to be issued under the Plan from 2,500,000 to 3,250,000.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item  8.     Exhibits
             --------

     In addition to the exhibits incorporated herein by reference to the exhibits filed with or incorporated by reference into the Prior Registration Statements, the following documents are filed as exhibits to this Registration
Statement:

      4.1  Amended and Restated Articles of Incorporation of Nevada Gold &
           Casinos, Inc. (filed as Exhibit A to Registrant's definitive proxy statement, dated July 30, 2001 and incorporated herein by reference)

      4.2  Certificate of Amendment to the Amended and Restated Articles of
           Incorporation of Nevada Gold & Casinos, Inc. (filed as Exhibit 4.2 to
           Registrant's Registration Statement on Form S-8, dated October 11, 2002 and incorporated herein by reference)

      4.3  Certificate of Amendment to the Articles of Incorporation of Nevada
           Gold & Casinos, Inc. (filed as Exhibit 3.3 to Registrant's Form 10-Q, dated November 9, 2004 and incorporated herein by reference)

      4.4  Amended and Restated Bylaws of Nevada Gold & Casinos, Inc. (filed as
           Exhibit 3.2 of Registrant's Form 10-QSB, dated August 14, 2002 and incorporated herein by reference)

      4.5  Form of Common Stock Certificate (filed as Exhibit 4.1 of Registrant's
           Registration Statement on Form S-8/A, dated June 4, 1999 and incorporated herein by reference)

      4.6  Nevada Gold & Casinos, Inc. 1999 Stock Option Plan, as amended

      5.1  Opinion of Thompson & Knight LLP, regarding 750,000 shares of
           Common Stock

     23.1  Consent of Pannell Kerr Forster of Texas, P.C.


     23.2 Consent of counsel (included in the opinion of Thompson & Knight LLP, filed herewith as Exhibit 5.1)

     23.3  Consent of Ernst & Young LLP

     24.1  Power of Attorney (included on the signature page of this Registration Statement)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 20, 2005.


                                NEVADA  GOLD  &  CASINOS,  INC.

                                By: /s/ H. Thomas Winn
                                   ---------------------------------------------
                                    H. Thomas Winn, Chairman, President and
                                    Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. The undersigned persons hereby constitute and appoint H. Thomas Winn as their true and lawful attorney-in-fact with full power to execute in their names and on their behalf, in the capacities indicated below, any and all amendments to this Registration Statement and the Prior Registration Statements filed with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact shall lawfully do or cause to be done by virtue hereof.

Signature                  Capacity in Which Signed                  Date
-------------------------  -----------------------------------  -------------


/s/H. Thomas Winn          President, Chief Executive Officer    June 20, 2005
-------------------------
H. Thomas Winn             and Chairman of the Board
                           (principal executive officer)

/s/Christopher C. Domijan  Chief Financial Officer and           June 20, 2005
-------------------------
Christopher C. Domijan     Treasurer (principal financial and
                           accounting officer)

/s/Paul J. Burkett         Director                              June 20, 2005
-------------------------
Paul J. Burkett

/s/ William G. Jayroe      Director                              June 20, 2005
-------------------------
William G. Jayroe

/s/  Joseph A Juliano      Director                              June 20, 2005
-------------------------
Joseph A. Juliano

/s/ Frances M. Ricci       Director                              June 20, 2005
-------------------------
Frances M. Ricci

/s/ Wayne H. White         Director                              June 20, 2005
-------------------------
Wayne H. White

                                     INDEX TO EXHIBITS

Exhibit Number  Exhibit
--------------  -------
     4.1        Amended and Restated Articles of Incorporation of Nevada Gold &
                Casinos, Inc. (filed as Exhibit A to Registrant's definitive proxy statement, dated July 30, 2001 and incorporated herein by reference)

     4.2        Certificate of Amendment to the Amended and Restated Articles of
                Incorporation of Nevada Gold & Casinos, Inc.  (filed as Exhibit 4.2 to
                Registrant's Registration Statement on Form S-8, dated October 11, 2002 and incorporated herein by reference)

     4.3        Certificate of Amendment to the Articles of Incorporation of Nevada
                Gold & Casinos, Inc. (filed as Exhibit 3.3 to Registrant's Form 10-Q, dated November 9, 2004 and incorporated herein by reference)

     4.4        Amended and Restated Bylaws of Nevada Gold & Casinos, Inc. (filed as
                Exhibit 3.2 of Registrant's Form 10-QSB, dated August 14, 2002 and incorporated herein by reference)

     4.5        Form of Common Stock Certificate (filed as Exhibit 4.1 of Registrant's
                Registration Statement on Form S-8/A, dated June 4, 1999 and incorporated herein by reference)

     4.6        Nevada Gold & Casinos, Inc. 1999 Stock Option Plan, as amended

     5.1        Opinion of Thompson & Knight LLP, regarding 750,000 shares of
                Common Stock

     23.1       Consent of Pannell Kerr Forster of Texas, P.C.

     23.2       Consent of counsel (included in the opinion of Thompson & Knight
                LLP, filed herewith as Exhibit 5.1)

     23.3       Consent of Ernst & Young LLP

     24.1       Power of Attorney (included on the signature page of this Registration
                Statement)